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                                                                   EXHIBIT 10.25

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


          This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the "Second Amendment") is made and entered into as of the 18/th/ day of March, 1999, by and among INTERPLAY ENTERTAINMENT CORP., a Delaware corporation, which is the successor-in-interest to Interplay Productions, a California corporation (the "Company"), BRIAN FARGO, an individual (the "Executive") and UNIVERSAL STUDIOS, INC., a Delaware corporation, which is the successor-in-interest to MCA, Inc. ("Universal").

          WHEREAS, the Executive is presently employed by the Company pursuant to a written Employment Agreement dated as of March 28, 1994 (the "Employment Agreement"), under the terms and conditions of which, among other things, the Executive is employed by the Company for a five-year period from March 30, 1994;

          WHEREAS, the Company desires to enter into a Stock Purchase Agreement with Titus Interactive SA ("Titus") and the Executive (the "Purchase Agreement");

          WHEREAS, as a condition to entering into the Purchase Agreement, Titus requires that the Employment Agreement be amended to provide a one-year extension of the term of the Executive's employment with the Company;

          WHEREAS, pursuant to Section 10(a) of the Employment Agreement, the written consent of the Company, the Executive and Universal are required to amend the Employment Agreement; and

          WHEREAS, the Company, the Executive and Universal desire that the Company should enter into the Purchase Agreement with Titus, and consequently desire to amend the Employment Agreement as stated herein;

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and in accordance with Section 10(a) of the Employment Agreement, the parties hereto hereby agree as follows:

          1.  Definitions.  Unless otherwise defined herein, capitalized terms
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used in this Amendment shall have the same meanings ascribed to them in the
Employment Agreement.

          2.  Amendment.  Section 1 of the Employment Agreement shall be amended
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in its entirety to state as follows:

               "1.      Employment Period.  The Company shall employ the
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          Executive, and the Executive shall serve the Company, on the terms and conditions set forth in this Agreement, for a period of six years from the date of March 30, 1994 (the "Employment Period")."

          3.  Entire Agreement; Amendment.  The Employment Agreement, as amended
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by the First Amendment to Employment Agreement dated as of March 2, 1998 (the
"First Amendment")
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and this Amendment, constitutes the full and complete agreement and understanding between the parties hereto regarding the subject matter of the Employment Agreement and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in the Employment Agreement, as so amended, and that no provision of the Employment Agreement, as so amended, may be modified, amended, waived or discharged, in whole or in part, except in accordance with its terms.

          4.  Force and Effect.  Except as modified by the First Amendment and
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this Amendment, the terms and provisions of the Employment Agreement are hereby ratified and confirmed and are and shall remain in full force and effect.
Should any inconsistency arise between this Amendment and the First Amendment or the Employment Agreement as to the specific matters which are the subject of this Amendment, the terms and conditions of this Amendment shall control. This Amendment shall be construed to be part of the Employment Agreement and shall be deemed incorporated into the Employment Agreement by this reference.

          5.  Counterparts.  This Amendment may be executed in one or more
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counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Employment Agreement effective as of the day and year first above written.

                                              COMPANY:

                                              INTERPLAY ENTERTAINMENT CORP.



                                              By: /s/ Christopher J. Kilpatrick
                                                  -----------------------------
                                                  Christopher J. Kilpatrick,
                                                  President


                                              EXECUTIVE:



                                              /s/ Brian Fargo
                                              ---------------------------------
                                              Brian Fargo


                                              UNIVERSAL STUDIOS, INC.



                                              By: /s/ Brian C. Mulligan
                                                  -----------------------------

                                              Its: Executive Vice President
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